Fees Summary	Jun. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,908,429.40
Previously Paid Amount	0.00
Total Fee Amount	3,025.56
Total Offset Amount	0.00
Net Fee	$ 3,025.56